UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2022

AIB Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41230	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue, Suite M204A

New York, New York, 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-8128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one Right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	AIBBU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	AIB	The Nasdaq Stock Market LLC
Rights, every ten (10) rights entitles the holder to receive one Class A Ordinary Share upon the consummation of an initial business combination	AIBBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2022, AIB Acquisition Corporation, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 8,625,000 units (the “Units”), including 1,125,000 Units issued to the underwriters upon the full exercise of the over-allotment option. Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination (“Right”), with every ten (10) rights entitling the holder thereof to receive one Class A Ordinary Share at the closing of the business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $86,250,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260594) for the IPO, originally filed with the U.S. Securities and Exchange Commission on October 29, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 18, 2022, by and between the Company and Maxim Group LLC (“Maxim”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated January 18, 2022, by and between the Company and Continental Stock Transfer &Trust Company, as rights agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 18, 2022, by and among the Company, its officers and directors and the Company’s sponsor, AIB LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 18, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 18, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated January 18, 2022 (the “Maxim Unit Purchase Agreement”), by and between the Company and Maxim, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated January 18, 2022 (the “Sponsor Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	The Unit Purchase Option, dated January 21, 2022, issued by the Company to Maxim Partners LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated January 18, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Maxim Unit Purchase Agreement and the Sponsor Unit Purchase Agreement, the Company completed the private sale of an aggregate of 388,750 units (the “Private Placement Units”) to the Sponsor and Maxim at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,887,500. The Private Placement Units are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

A total of $87,112,500 comprised of $83,225,000 of the proceeds from the IPO (which amount includes $3,018,750 of the underwriters’ deferred discount) and $3,887,500 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Second Amended and Restated Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if extended), and (iii) the redemption of all of the Company’s public shares if it has not completed the initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if extended), subject to applicable law.

On January 18, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 21, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 18, 2022, by and between the Company and Maxim Group LLC.
4.1	Rights Agreement, dated January 18, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated January 18, 2022, by and among the Company, its officers and directors, and the Sponsor.
10.2	Investment Management Trust Agreement, dated January 18, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated January 18, 2022, by and among the Company and certain security holders.
10.4	Maxim Unit Purchase Agreement, dated January 18, 2022, by and between the Company and Maxim.
10.5	Sponsor Unit Purchase Agreement, dated January 18, 2022, by and between the Company and the Sponsor.
10.6	Unit Purchase Option, dated January 21, 2022, issued by the Company to Maxim Partners LLC.
10.7	Administrative Support Agreement, dated January 18, 2022, by and between the Company and the Sponsor.
99.1	Press Release, dated January 18, 2022.
99.2	Press Release, dated January 21, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2022

AIB ACQUISITION CORPORATION

By:	/s/ Eric Chen
Eric Chen
Chief Executive Office

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